DIGITAL ASSETS (Tables)	6 Months Ended
Mar. 31, 2026
Digital Assets
SCHEDULE OF DIGITAL ASSETS
	March 31, 2026 (Unaudited)
	Units	Cost Basis	Fair Value
Digital assets held:
Bitcoin	13.25	$899,578	$904,424

SCHEDULE OF CHANGES IN QUANTITY OF BITCOIN

	Bitcoin	Fair Value
Beginning balance as of October 1, 2025	-	$-
Bitcoin purchased	14.64	1,000,000
Bitcoin sold	(1.39)	(100,422)
Net realized gain on investments in bitcoin	-	4,846
Ending balance as of March 31, 2026	13.25	$904,424